POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS, That the undersigned officer and/or director of Microchip Technology Incorporated, a Delaware corporation (the "Company"), does hereby constitute and appoint STEVE SANGHI AND C. PHILIP CHAPMAN, and each of them, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign such person's name individually and on behalf of the Company as an officer and/or director (as indicated below opposite such person's signature) to the Company's annual reports on Form 10-K or any amendments or papers supplemental thereto; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, shall do or cause to be done by virtue hereof. This power of Attorney revokes any and all previous powers of attorney granted by any of the undersigned which such power would have entitled said attorneys and agents, or any of them, to sign such person's name, individually or on behalf of the Company, to any Form 10-K.

         IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 30th day of January, 1998.

NAME                                      TITLE
----                                      -----

/s/ Steve Sanghi                          Director, President and Chairman of the Board
-----------------------------             (Principal Executive Officer)
Steve Sanghi

/s/ C. Philip Chapman                     Vice President, Chief Financial Officer and
-----------------------------             Secretary (Principal Financial and Accounting
C. Philip Chapman                         Officer)


/s/ Albert J. Hugo-Martinez               Director
-----------------------------
Albert J. Hugo-Martinez

/s/ Jon H. Beedle                         Director
-----------------------------
Jon H. Beedle

/s/ L.B. Day                              Director
-----------------------------
L.B. Day

/s/ Matthew W. Chapman                    Director
-----------------------------
Matthew W. Chapman